Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	March 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of Debtors’ bank reconciliations)	MOR-1a		X
Schedule of Professional Fees Paid	MOR-1b	X
Budget to Actual Consolidated Cash Flow Variance Report	MOR-1c	X
Copies of Bank Statements (See Notes to the MOR)			X
Cash Disbursement Journals (See Notes to the MOR)			X
Statement of Operations (Income Statement)	MOR-2	X
Balance Sheet	MOR-3	X
Status of Post-Petition Taxes (See Notes to the MOR)	MOR-4	X
Copies of IRS Form 6123 or payment receipt (See Notes to the MOR)			X
Copies of tax returns filed during reporting period (See Notes to the MOR)			X
Summary of Unpaid Post-Petition Debts (See Notes to the MOR)	MOR-4	X
Accounts Receivable Reconciliation and Aging (See Notes to the MOR)	MOR-5	X
Debtor Questionnaire (See Notes to the MOR)	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ A. Alejandra Veltmann	4/29/2016
Signature of Authorized Individual*	Date

A. Alejandra Veltmann	VP - Chief Accounting Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR NOTES

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	March 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Notes to the Monthly Operating Report

GENERAL:

The report includes activity from the following Debtors and related Case Numbers:

Debtor	Case Number
Paragon Offshore Drilling LLC	16-10385
Paragon Offshore plc	16-10386
Paragon Drilling Services 7 LLC	16-10387
Paragon Offshore Finance Company	16-10388
Paragon Offshore Leasing (Switzerland) GmbH	16-10389
Paragon Offshore do Brasil Ltda.	16-10390
Paragon International Finance Company	16-10391
Paragon Asset (ME) Ltd.	16-10392
Paragon Offshore Holdings US Inc.	16-10393
Paragon Asset (UK) Ltd.	16-10394
Paragon FDR Holding Ltd.	16-10395
Paragon Offshore International Ltd.	16-10396
Paragon Offshore (North Sea) Ltd.	16-10397
Paragon Duchess Ltd.	16-10398
Paragon (Middle East) Limited	16-10399
Paragon Offshore (Luxembourg) S.a r.l.	16-10400
Paragon Holding NCS 2 S.a r.l.	16-10401
Paragon Leonard Jones LLC	16-10402
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403
Paragon Offshore (Nederland) B.V.	16-10404
Paragon Offshore Contracting GmbH	16-10405
Paragon Offshore (Labuan) Pte. Ltd.	16-10406
Paragon Holding SCS 2 Ltd.	16-10407
Paragon Asset Company Ltd.	16-10408
Paragon Holding SCS 1 Ltd.	16-10409
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410

General Notes:

The financial and supplemental information contained herein are preliminary, unaudited, and may not comply in all material respects with generally accepted accounting principles in the United States of America (“U.S. GAAP”).  Individual Debtor entities are presented in the accompanying statement of operations.

The financial information has been derived from the books and records of the Debtors.  This information, however, has not been subject to certain procedures that would typically be applied to financial information in accordance with U.S. GAAP, and upon application of such procedures, the Debtors believe that the financial information could be subject to changes, which could be material.

The financial information contained herein is presented on a preliminary and unaudited basis and remains subject to future adjustments.

The results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and may not necessarily reflect the combined results of operations and financial position of the Debtors in the future.

MOR NOTES

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	March 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Notes to the Monthly Operating Report

General Notes (cont’d):

Receivables and payables among the Debtors and between the Debtors and Non-Debtors have not been eliminated from the Statement of Operations (Income Statements) or Balance Sheets contained herein. No conclusion as to the legal obligation related to these intercompany transactions is made by the presentation herein.

Certain amounts may appear to be clerically inaccurate as they are presented in thousands and are subject to rounding differences.

Notes to MOR-1 and MOR-1a:

Cash receipts and disbursements have been assigned to the Debtor entity they relate rather than the Debtor that received / made the payment. Such movements may therefore not reflect the movement in individual Debtor bank accounts.

Attached to MOR-1 is a listing of the Debtors’ bank accounts (see MOR-1a), by account number, and opening and closing bank balances for the reporting period.  Such accounts were reconciled in accordance with the Debtors’ ordinary course accounting practices during the reporting period.  The disbursements reported in MOR-1a include outstanding checks and any reconciling items.

Notes to MOR-1b:

No payments of Professional Fees to retained professionals were made during the period. The payment of $28,000 disclosed in the February MOR was to PriceWaterhouseCoopers LLP as an ordinary course professional and has been eliminated from this disclosure. Total paid to date as disclosed in MOR-1b is therefore zero.

Notes to MOR-1c:

Paragon does not prepare cash flows on an individual entity basis. Attached at MOR-1c is a consolidated cash flow including comparison to budget. The cash flows are prepared at weekly rests and do not reflect performance per calendar month.

The “Professional Fees” listed in MOR-1c reflect payments made to professionals representing the Agent for the Revolver Lenders and the Agent for the Term Loan Lenders in accordance with the Final Order (I) Authorizing the Debtors to Utilize Cash Collateral; and (II) Granting JPMorgan Chase Bank, N.A., as Administrative Agent for the Revolver Lenders and Collateral Agent for the Revolver Lenders and Term Loan Lenders, and Cortland Capital Market Services L.L.C. as Successor Administrative Agent for the Term Loan Lenders, Adequate Protection Pursuant to Sections 105, 361, 362, 363 and 507 of the Bankruptcy Code (D.I. No. 140).

Notes to MOR-2 and MOR-3:

The financial information for March contained herein is presented on a preliminary and unaudited basis and remains subject to future adjustments.

Notes to MOR-4:

The post-petition tax activity presented includes pre-and post- petition tax liabilities. The closing tax position disclosed in MOR-4 (February 2016) will not equate with the opening balances in MOR-4 (March 2016) due to ordinary course adjustments/reclassifications of certain tax liabilities after the February 2016 MOR was filed.

To the best of the Debtors’ knowledge, and except as otherwise set forth in this Monthly Operating Report, all of the Debtors have filed all necessary federal, state and local tax returns and have timely made (or are in the process of remediating any immaterial late filings or prepayments) all related required post-petition tax payments.

MOR NOTES

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	March 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Notes to the Monthly Operating Report

Notes to MOR-5:

Accounts Receivable information includes both Pre- and Post- Receivables per entity.

Earned revenue is considered “billed” to the customer on the date for which the invoice is physically mailed or electronically delivered to the customer.

“Unbilled” Accounts Receivable consists of any earned revenue item which has not been billed to the customer.

Notes to MOR-5 Debtor Questionnaire:

Question #2 -

The Debtors have disbursed funds from certain non-Debtor accounts in accordance with the Interim Order (I) Authorizing Debtors to (A) Continue Existing Cash Management System, (B) Maintain Business Forms and Existing Bank Accounts, and (C) Continue Intercompany Arrangements; (II) Waiver of the Requirements of Section 345(b) of the Bankruptcy Code; and (III) Granting Related Relief [D.I. No. 73].

MOR-1

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	March 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Schedule of Cash Receipts and Disbursements
(000’s)

		See Notes to the MOR related to MOR-1

Debtor	Case Number	External Disbursements	Intercompany Disbursements to Non-Debtors	Total Disbursements	Cash Receipts
Paragon Offshore Drilling LLC	16-10385	$(939)		$(939)	$3,604
Paragon Offshore plc	16-10386	(8,027)		(8,027)	1,684
Paragon Drilling Services 7 LLC	16-10387	(202)		(202)	-
Paragon Offshore Finance Company	16-10388	(6,134)		(6,134)	-
Paragon Offshore Leasing (Switzerland) GmbH	16-10389	(66)		(66)	1
Paragon Offshore do Brasil Ltda.	16-10390	(5,512)		(5,512)	9,970
Paragon International Finance Company	16-10391	(531)	(1,905)	(2,436)	410
Paragon Asset (ME) Ltd.	16-10392	(127)		(127)	-
Paragon Offshore Holdings US Inc.	16-10393	-		-	-
Paragon Asset (UK) Ltd.	16-10394	(125)		(125)	9,065
Paragon FDR Holding Ltd.	16-10395	-		-	-
Paragon Offshore International Ltd.	16-10396	(12,427)		(12,427)	12,533
Paragon Offshore (North Sea) Ltd.	16-10397	(60)		(60)	17,838
Paragon Duchess Ltd.	16-10398	(292)		(292)	-
Paragon (Middle East) Limited	16-10399	(2,535)		(2,535)	7,052
Paragon Offshore (Luxembourg) S.a r.l.	16-10400	(8)		(8)	-
Paragon Holding NCS 2 S.a r.l.	16-10401	(74)		(74)	-
Paragon Leonard Jones LLC	16-10402	(1,416)		(1,416)	5,087
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	(178)	(2)	(181)	130
Paragon Offshore (Nederland) B.V.	16-10404	(2,334)		(2,334)	18,325
Paragon Offshore Contracting GmbH	16-10405	(392)		(392)	17,318
Paragon Offshore (Labuan) Pte. Ltd.	16-10406	(7)		(7)	8
Paragon Holding SCS 2 Ltd.	16-10407	-		-	-
Paragon Asset Company Ltd.	16-10408	(672)		(672)	-
Paragon Holding SCS 1 Ltd.	16-10409	-		-	-
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	(273)		(273)	13

Total Disbursements		$(42,332)	$(1,907)	$(44,240)	$103,039

MOR-1a

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	March 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Bank Reconciliation (or copies of Debtors’ bank reconciliations)
(000’s)

				See Notes to the MOR related to MOR-1a

Entity	Case Number	Last 4 Digits of Account No.	Opening Account Balance	Closing Account Balance	Opening Cash Book	Closing Cash Book
Paragon Offshore Drilling LLC	16-10385		$-	$-	-	$-

Paragon Offshore plc	16-10386	Sub Total	343,641	343,701	343,641	343,701
	16-10386	6704	2	2	2	2
	16-10386	9694	64	67	64	66
	16-10386	3774	332,076	332,133	332,076	332,133
	16-10386	9069	11,500	11,500	11,500	11,500

Paragon Drilling Services 7 LLC	16-10387	8977	-	-	-	-

Paragon Offshore Finance Company	16-10388	2257	-	-	-	-

Paragon Offshore Leasing (Switzerland) GmbH	16-10389	Sub Total	81	53	81	54
	16-10389	3991	9	8	9	8
	16-10389	701L	73	45	72	45

Paragon Offshore do Brasil Ltda.	16-10390	Sub Total	3,000	7,631	3,000	7,596
	16-10390	4000	2,914	7,541	2,914	7,506
	16-10390	7775	43	48	43	48
	16-10390	5004	44	42	44	42
	16-10390	Petty Cash			2	2

Paragon International Finance Company	16-10391	Sub Total	117,816	158,198	117,611	156,248
	16-10391	4670	1	1	1	1
	16-10391	4240	20,936	36,872	20,979	36,859
	16-10391	7219	1,011	333	901	(1)
	16-10391	7201	5,550	4,781	5,494	4,131
	16-10391	7227	734	559	687	560
	16-10391	7235	40	39	40	39
	16-10391	4355	44	5	44	5
	16-10391	1100	6,484	5,334	6,451	4,376
	16-10391	3880	31,014	16,018	31,014	16,022
	16-10391	9959	0	0	0	0
	16-10391	4356	-	250	-	250
	16-10391	7633	52,002	94,005	52,001	94,005

Paragon Asset (ME) Ltd.	16-10392		-	-	-	-

Paragon Offshore Holdings US Inc.	16-10393		-	-	-	-

Paragon Asset (UK) Ltd.	16-10394		-	-	-	-

Paragon FDR Holding Ltd.	16-10395	3867	92	92	92	92

Paragon Offshore International Ltd.	16-10396	Sub Total	956	650	975	719
	16-10396	-001	1	1	1	1
	16-10396	5110	6	6	6	6
	16-10396	6490	21	24	20	23
	16-10396	6500	1	1	1	1
	16-10396	9901	4	4	4	4
	16-10396	0000	9	9	9	9
	16-10396	2501	357	324	326	324
	16-10396	4001	556	281	556	278
	16-10396	Petty Cash			51	73

Paragon Offshore (North Sea) Ltd.	16-10397		-	-	-	-

Paragon Duchess Ltd.	16-10398		-	-	-	-

Paragon (Middle East) Limited	16-10399		-	-	-	-

Paragon Offshore (Luxembourg) S.a r.l.	16-10400	Sub Total	150	155	150	155

MOR-1a

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	March 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Bank Reconciliation (or copies of Debtors’ bank reconciliations)
(000’s)

				See Notes to the MOR related to MOR-1a

Entity	Case Number	Last 4 Digits of Account No.	Opening Account Balance	Closing Account Balance	Opening Cash Book	Closing Cash Book
	16-10400	8969	150	150	150	150
	16-10400	1728	0	5	0	5

Paragon Holding NCS 2 S.a r.l.	16-10401	5235	-	-	-	-

Paragon Leonard Jones LLC	16-10402	Sub Total	360	382	360	214
	16-10402	8256	-	-	(0)	(0)
	16-10402	8032	22	169	13	0
	16-10402	3350	3	3	3	3
	16-10402	7021	334	209	344	211

PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	Sub Total	473	355	474	372
	16-10403	3875	-	-	-	-
	16-10403	0775	473	355	474	372

Paragon Offshore (Nederland) B.V.	16-10404	Sub Total	2,205	2,871	2,212	2,301
	16-10404	2286	-	-	-	-
	16-10404	1106	3	18	3	18
	16-10404	6254	59	63	71	72
	16-10404	NL2A	2,143	2,791	2,136	2,209
	16-10404	Petty Cash			2	2

Paragon Offshore Contracting GmbH	16-10405	Sub Total	3,316	8,321	3,406	8,387
	16-10405	8002	-	-	(0)	(0)
	16-10405	2377	216	216	217	216
	16-10405	8788	200	123	250	111
	16-10405	8876	2,876	7,947	2,912	8,029
	16-10405	4010	7	17	7	13
	16-10405	403W	17	18	17	18
	16-10405	Petty Cash			1	1

Paragon Offshore (Labuan) Pte. Ltd.	16-10406	Sub Total	1,011	1,039	1,011	1,040
	16-10406	7995	-	-	-	-
	16-10406	-101	4	31	4	32
	16-10406	-725	1,008	1,008	1,008	1,008

Paragon Holding SCS 2 Ltd.	16-10407		-	-	-	-

Paragon Asset Company Ltd.	16-10408		-	-	-	-

Paragon Holding SCS 1 Ltd.	16-10409		-	-	-	-

Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	Subtotal	61	62	60	63
	16-10410	6362	5	5	5	5
	16-10410	8000	56	57	55	58

	Total		$473,163	$523,509	$473,074	$520,941

MOR-1b

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	March 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Schedule of Professional Fees Paid
(000’s)

Of the total disbursements shown on the Schedule of Disbursements Report (MOR-1) list the amount paid to Retained Professionals.	See Notes to the MOR related to MOR-1b

Professionals
Name	Amount Paid During Month	Total Paid to Date
N/a	$-	$-

Total Payments to Professionals	$-	$-

MOR-1c (March)

In re Paragon Offshore PLC, et al.

Case No. 16-10386 (CSS)
	Reporting Period:	March 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Paragon Offshore PLC, et al
Budget to Actual Consolidated Cash Flow Variance Report
(000’s)

	See Notes to the MOR related to MOR-1c

			Variance
02/27/16 - 04/01/16	Budget	Actual	F/(U)

Total Receipts	89,258	131,746	42,487
			-
Total Operating Disbursements	(29,737)	(16,392)	13,345
Total Capital Expenditures	(8,156)	(1,252)	6,904
Total Payroll & Benefits	(15,218)	(11,740)	3,478
Total Other	(6,711)	(1,030)	5,681
			-
Total I/C Disbursements to Non Debtor Entities	(19,616)	(21,560)	(1,944)
			-
Total Disbursements	(79,438)	(51,974)	27,464
			-
Net Operating Cash Flow	9,820	79,772	69,951
			-
Deposits
Utility Deposits	-	(250)	(250)
Total Deposits	-	(250)	(250)
			-
Total Debt Service	(19,374)	(14,435)	4,939
Total Professional Fees	(3,705)	(701)	3,004
			-
Total Non-Operating Disbursements	(23,079)	(15,386)	7,693
			-
Net Cash Flow	(13,258)	64,386	77,644
			-
Debtor Ending Cash Balance - Encumbered	124,065	179,041	54,976
Debtor Cash Balance - Unencumbered	343,633	343,696	63
Total Debtor Cash Balance	467,697	522,736	55,039
			-
Non Debtor Ending Cash Balance	337,825	346,052	8,226
Total Debtor & Non Debtor Ending Cash Balance	805,523	868,788	63,265

MOR-1c (February)

In re Paragon Offshore PLC, et al.

Case No. 16-10386 (CSS)
	Reporting Period:	February 14 - 29, 2016
	Federal Tax I.D. #	98-1146017

Paragon Offshore PLC, et al
Budget to Actual Consolidated Cash Flow Variance Report
(000’s)

	See Notes to the MOR related to MOR-1c

			Variance
02/14/16 - 02/26/16	Budget	Actual	F/(U)

Total Receipts	20,308	43,598	23,290
			-
Total Operating Disbursements	(12,238)	(1,365)	10,873
Total Capital Expenditures	(810)	-	810
Total Payroll & Benefits	-	-	-
Total Other	(1,992)	-	1,992
			-
Total I/C Disbursements to Non Debtor Entities	(2,177)	(2,292)	(115)
			-
Total Disbursements	(17,217)	(3,657)	13,560
			-
Net Operating Cash Flow	3,091	39,941	36,850
			-
Deposits
Utility Deposits	(250)	-	250
Total Deposits	(250)	-	250
			-
Total Debt Service	-	(51)	(51)
Total Professional Fees	-	-	-
			-
Total Non-Operating Disbursements	(250)	(51)	199
			-
Net Cash Flow	2,841	39,890	37,049
			-
Debtor Ending Cash Balance - Encumbered	74,365	109,050	34,686
Debtor Cash Balance - Unencumbered	343,576	343,576	-
Total Debtor Cash Balance	417,940	452,626	34,686
			-
Non Debtor Ending Cash Balance	349,124	338,167	(10,957)
Total Debtor & Non Debtor Ending Cash Balance	767,064	790,793	23,728

In re Paragon Offshore PLC, et al.	MOR-2

Case No. 16-10386 (CSS)
Reporting Period:	March 1 - 31, 2016
Federal Tax I.D. #	98-1146017

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending March 31, 2016

	16-10385	16-10386	16-10387	16-10388	16-10389	16-10390	16-10391
	Paragon Offshore Drilling LLC	Paragon Offshore plc	Paragon Drilling Services 7 LLC	Paragon Offshore Finance Company	Paragon Offshore Leasing (Switzerland) GmbH	Paragon Offshore do Brasil Ltda.	Paragon International Finance Company
Operating Revenues
Contract Drilling Revenue	$1,078	$-	$-	$-	$-	$1,256	$-
Reimbursable Revenues	2	-	-	-	-	3,596	-
Labor Contract Revenues	-	-	-	-	-	-	-
Other Revenues	-	-	6,171	-	-	-	-
Operating revenues	1,080	-	6,171	-	-	4,852	-
	-	-	-	-	-	-	-
Operating Costs and Expenses	-	-	-	-	-	-	-
Contract Drilling Expenses	(328)	-	(367)	-	11	(2,026)	-
Labor Contract	-	-	-	-	-	-	-
Reimbursable Expenses	(2)	-	-	-	-	(3,349)	-
Depreciation and Amortization	(566)	(6)	(1,032)	-	(495)	(115)	-
General & Administrative	-	2,507	-	-	(68)	-	(0)
Corporate Operations	-	(961)	-	-	-	-	-
Local Administrative Expense	(707)	-	-	-	-	(584)	-
Unusual Event	-	-	-	-	-	-	-
Operating costs and expenses	(1,604)	1,540	(1,398)	-	(552)	(6,074)	(0)
	-	-	-	-	-	-	-
Operating Income	(524)	1,540	4,773	-	(552)	(1,222)	(0)

Other Income (Expense)	-	-	-	-	-	-	-
Interest expense, net of amount capitalized	-	1,121	1,841	(2,204)	-	(44)	(1,250)
Interest Income	248	57	119	-	107	-	14
Reorganization Items	-	(19,454)	-	-	-	-	-
Other, net	71	56	-	-	111	(137)	112
Income before income taxes	(205)	(16,680)	6,733	(2,204)	(334)	(1,403)	(1,124)
Income tax provision	(45)	-	-	-	-	-	-
Net Income	(250)	(16,680)	6,733	(2,204)	(334)	(1,403)	(1,124)

In re Paragon Offshore PLC, et al.	MOR-2

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending March 31, 2016

	16-10392	16-10393	16-10394	16-10395	16-10396	16-10397	16-10398
	Paragon Asset (ME) Ltd.	Paragon Offshore Holdings US Inc.	Paragon Asset (UK) Ltd.	Paragon FDR Holding Ltd.	Paragon Offshore International Ltd.	Paragon Offshore (North Sea) Ltd.	Paragon Duchess Ltd.
Operating Revenues
Contract Drilling Revenue	$-	$-	$8,701	$-	$12,550	$11,263	$-
Reimbursable Revenues	-	-	198	-	532	587	-
Labor Contract Revenues	-	-	-	-	-	-	-
Other Revenues	-	-	-	-	300	-	-
Operating revenues	-	-	8,898	-	13,382	11,849	-
	-	-	-	-	-	-	-
Operating Costs and Expenses	-	-	-	-	-	-	-
Contract Drilling Expenses	(186)	-	(9,181)	-	(9,824)	(6,042)	(156)
Labor Contract	-	-	-	-	-	-	-
Reimbursable Expenses	-	-	(125)	-	(226)	(477)	-
Depreciation and Amortization	(419)	-	-	-	(1,530)	-	(12)
General & Administrative	-	2,169	659	376	-	-	-
Corporate Operations	-	465	(187)	80	(46)	-	-
Local Administrative Expense	-	-	(49)	-	(1,029)	(115)	-
Unusual Event	-	-	-	-	-	-	-
Operating costs and expenses	(605)	2,634	(8,883)	456	(12,655)	(6,634)	(168)
	-	-	-	-	-	-	-
Operating Income	(605)	2,634	15	456	727	5,216	(168)

Other Income (Expense)	-	-	-	-	-	-	-
Interest expense, net of amount capitalized	-	-	-	-	(1)	-	-
Interest Income	-	-	-	(1,812)	-	-	-
Reorganization Items	-	-	-	-	-	-	-
Other, net	-	-	6	-	59	-	-
Income before income taxes	(605)	2,634	21	(1,356)	785	5,216	(168)
Income tax provision	-	(2,015)	-	-	-	-	-
Net Income	(605)	619	21	(1,356)	785	5,216	(168)

In re Paragon Offshore PLC, et al.	MOR-2

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending March 31, 2016

	16-10399	16-10400	16-10401	16-10402	16-10403	16-10404	16-10405
	Paragon (Middle East) Limited	Paragon Offshore (Luxembourg) S.a r.l.	Paragon Holding NCS 2 S.a r.l.	Paragon Leonard Jones LLC	PGN Offshore Drilling (Malaysia) Sdn. Bhd.	Paragon Offshore (Nederland) B.V.	Paragon Offshore Contracting GmbH
Operating Revenues
Contract Drilling Revenue	$5,982	$-	$-	$1,879	$-	$18,073	$39
Reimbursable Revenues	24	-	-	-	-	-	-
Labor Contract Revenues	-	-	-	-	-	-	-
Other Revenues	4,457	-	-	161	700	1,010	-
Operating revenues	10,463	-	-	2,040	700	19,083	39
	-	-	-	-	-	-	-
Operating Costs and Expenses	-	-	-	-	-	-	-
Contract Drilling Expenses	(2,058)	-	(5)	(2,301)	(155)	(17,776)	105
Labor Contract	-	-	-	-	-	-	-
Reimbursable Expenses	(17)	-	-	-	-	-	-
Depreciation and Amortization	(3,258)	-	(72)	-	-	(0)	(29)
General & Administrative	-	(43)	(41)	428	-	-	485
Corporate Operations	-	-	-	118	-	(59)	161
Local Administrative Expense	(742)	-	-	(419)	11	(681)	(2)
Unusual Event	589	-	-	-	-	-	-
Operating costs and expenses	(5,485)	(43)	(118)	(2,174)	(145)	(18,516)	719
	-	-	-	-	-	-	-
Operating Income	4,978	(43)	(118)	(134)	555	567	758

Other Income (Expense)	-	-	-	-	-	-	-
Interest expense, net of amount capitalized	-	-	(82)	-	-	-	(248)
Interest Income	-	-	1	6	50	28	43
Reorganization Items	-	-	-	-	-	-	-
Other, net	(0)	(7)	(3)	10	9	(199)	(126)
Income before income taxes	4,978	(50)	(203)	(118)	614	396	427
Income tax provision	(154)	-	-	-	-	(261)	-
Net Income	4,824	(50)	(203)	(118)	614	134	427

In re Paragon Offshore PLC, et al.	MOR-2

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending March 31, 2016

	16-10406	16-10407	16-10408	16-10409	16-10410
	Paragon Offshore (Labuan) Pte. Ltd.	Paragon Holding SCS 2 Ltd.	Paragon Asset Company Ltd.	Paragon Holding SCS 1 Ltd.	Paragon Offshore Leasing (Luxembourg) S.a r.l.
Operating Revenues
Contract Drilling Revenue	$-	$-	$-	$-	$-
Reimbursable Revenues	-	-	-	-	-
Labor Contract Revenues	-	-	-	-	-
Other Revenues	1,703	-	15,496	-	479
Operating revenues	1,703	-	15,496	-	479
	-	-	-	-	-
Operating Costs and Expenses	-	-	-	-	-
Contract Drilling Expenses	-	-	(919)	-	(53)
Labor Contract	-	-	-	-	-
Reimbursable Expenses	-	-	-	-	-
Depreciation and Amortization	-	-	(18,642)	-	(749)
General & Administrative	-	4,058	-	-	(54)
Corporate Operations	-	(2,058)	-	-	-
Local Administrative Expense	(1,690)	-	-	-	-
Unusual Event	-	-	-	-	-
Operating costs and expenses	(1,690)	2,001	(19,561)	-	(856)
	-	-	-	-	-
Operating Income	13	2,001	(4,066)	-	(377)

Other Income (Expense)	-	-	-	-	-
Interest expense, net of amount capitalized	-	(119)	(1)	-	(42)
Interest Income	-	82	-	100	-
Reorganization Items	-	-	-	-	-
Other, net	3	-	-	-	39
Income before income taxes	17	1,964	(4,067)	100	(379)
Income tax provision	(5)	(3,246)	4,749	-	(48)
Net Income	12	(1,282)	683	100	(427)

In re Paragon Offshore PLC, et al.	MOR-3

Case No. 16-10386 (CSS)
Reporting Period: March 1 - 31, 2016
Federal Tax I.D. # 98-1146017

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending March 31, 2016

	16-10385	16-10386	16-10387
	Paragon Offshore Drilling LLC	Paragon Offshore plc	Paragon Drilling Services 7 LLC
ASSETS
Current assets
Total Cash and Cash Equivalents	-	343,701	-
Restricted Cash	-	-	-
Accounts Receivable	128,989	16,077	126,162
Prepaid Expenses & Deposits	72	9,857	-
Taxes Receivable	-	-	-
Total Other Current Assets	7,277	407	186,455
Total current assets	136,338	370,042	312,617
Long Term Notes - 3rd Party	-	-	-
Investments in Subsidiaries	182,682	3,456,844	-
Intercompany Notes Receivable	158,059	-	-
Long Term Notes & Investments	340,741	3,456,844	-
Gross PPE	95,644	483	64,519
Accumulated Depreciation	(71,487)	(38)	(61,461)
Property and Equipment	24,157	445	3,058
Other Assets	1,593	7,237	939
Deferred Regulatory Inspection	805	-	939
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	7,237	-
Long Term Prepaid Mob	788	-	-

Total assets	502,829	3,834,569	316,613

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	37,591	586,528	206,548
Payroll and Benefits Related Accruals	972	6	5
Taxes Payable	1,423	320	-
Interest Payable	-	295	-
Other Current Liabilities	5,432	1,422	-
Total current liabilities	45,418	588,571	206,553
Total Long-Term Debt	-	-	-
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	6,343	3,363	-
Liabilities Subject to Compromise	-	1,709,347	-
Total liabilities	51,761	2,301,281	206,553

Shareholders’ equity
Shareholders’ Equity	-	-	-
Ordinary Shares-par Val $ 10 per sh	-	883	-
Capital in Excess of par value	(1,019,894)	1,431,415	206,689
Retained Earnings	1,470,962	100,991	(96,630)
Accumulated Other Comprehensive Loss	-	-	-
Total shareholders’ equity	451,068	1,533,289	110,059
Total liabilities and shareholders’ equity	502,829	3,834,569	316,613

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending March 31, 2016

	16-10388	16-10389	16-10390
	Paragon Offshore Finance Company	Paragon Offshore Leasing (Switzerland) GmbH	Paragon Offshore do Brasil Ltda.
ASSETS
Current assets
Total Cash and Cash Equivalents	-	53	7,613
Restricted Cash	-	-	-
Accounts Receivable	-	158,938	24,420
Prepaid Expenses & Deposits	46	6	794
Taxes Receivable	-	602	9,764
Total Other Current Assets	1,469	315	(86)
Total current assets	1,515	159,914	42,505
Long Term Notes - 3rd Party	-	-	-
Investments in Subsidiaries	4,105,589	-	-
Intercompany Notes Receivable	-	55,350	-
Long Term Notes & Investments	4,105,589	55,350	-
Gross PPE	-	152,833	3,067
Accumulated Depreciation	-	(126,513)	(2,503)
Property and Equipment	-	26,320	564
Other Assets	-	801	-
Deferred Regulatory Inspection	-	801	-
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	-
Long Term Prepaid Mob	-	-	-

Total assets	4,107,103	242,386	43,070

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	6,500	-	13,878
Accounts Payable	29,129	209,850	97,641
Payroll and Benefits Related Accruals	-	20	9,181
Taxes Payable	-	599	2,340
Interest Payable	18	-	699
Other Current Liabilities	5,073	-	6,619
Total current liabilities	40,720	210,469	130,358
Total Long-Term Debt	627,352	-	10,071
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	-	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	668,072	210,469	140,429

Shareholders’ equity
Shareholders’ Equity	-	-	-
Ordinary Shares-par Val $ 10 per sh	-	-	(9)
Capital in Excess of par value	3,530,901	(72,168)	5,517
Retained Earnings	(91,870)	104,085	(86,954)
Accumulated Other Comprehensive Loss	-	-	(15,912)
Total shareholders’ equity	3,439,031	31,917	(97,358)
Total liabilities and shareholders’ equity	4,107,103	242,386	43,070

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending March 31, 2016

	16-10391	16-10392	16-10393
	Paragon International Finance Company	Paragon Asset (ME) Ltd.	Paragon Offshore Holdings US Inc.
ASSETS
Current assets
Total Cash and Cash Equivalents	156,227	-	-
Restricted Cash	-	-	-
Accounts Receivable	2,034,619	70,571	-
Prepaid Expenses & Deposits	-	-	-
Taxes Receivable	-	-	7,110
Total Other Current Assets	(68)	-	-
Total current assets	2,190,778	70,571	7,110
Long Term Notes - 3rd Party	-	-	-
Investments in Subsidiaries	4,103,946	50	(1,339,443)
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	4,103,946	50	(1,339,443)
Gross PPE	-	81,641	-
Accumulated Depreciation	-	(40,674)	-
Property and Equipment	-	40,967	-
Other Assets	-	493	14,751
Deferred Regulatory Inspection	-	493	-
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	14,751
Long Term Prepaid Mob	-	-	-

Total assets	6,294,724	112,081	(1,317,582)

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	61,758	-	-
Accounts Payable	3,145,039	619	10,391
Payroll and Benefits Related Accruals	-	200	-
Taxes Payable	-	-	179
Interest Payable	1,047	-	-
Other Current Liabilities	-	-	-
Total current liabilities	3,207,844	819	10,570
Total Long-Term Debt	88,312	-	-
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	-	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	3,296,156	819	10,570

Shareholders’ equity
Shareholders’ Equity	-	-	-
Ordinary Shares-par Val $ 10 per sh	-	-	-
Capital in Excess of par value	2,928,906	44,301	(538,589)
Retained Earnings	69,662	66,961	(789,563)
Accumulated Other Comprehensive Loss	-	-	-
Total shareholders’ equity	2,998,568	111,262	(1,328,152)
Total liabilities and shareholders’ equity	6,294,724	112,081	(1,317,582)

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending March 31, 2016

	16-10394	16-10395	16-10396
	Paragon Asset (UK) Ltd.	Paragon FDR Holding Ltd.	Paragon Offshore International Ltd.
ASSETS
Current assets
Total Cash and Cash Equivalents	-	92	718
Restricted Cash	-	-	-
Accounts Receivable	20,649	411,863	857,608
Prepaid Expenses & Deposits	-	-	1,903
Taxes Receivable	6,600	-	(65)
Total Other Current Assets	-	33,353	11,943
Total current assets	27,249	445,308	872,107
Long Term Notes - 3rd Party	-	-	-
Investments in Subsidiaries	-	410,651	7,433
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	-	410,651	7,433
Gross PPE	-	-	212,519
Accumulated Depreciation	-	-	(149,642)
Property and Equipment	-	-	62,877
Other Assets	2,204	-	552
Deferred Regulatory Inspection	-	-	402
Deferred Pension Costs	-	-	-
Other Long Term Assets	2,204	-	-
Long Term Prepaid Mob	-	-	150

Total assets	29,452	855,960	942,967

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	13,611	-
Accounts Payable	7,715	1,833	687,113
Payroll and Benefits Related Accruals	329	-	11,191
Taxes Payable	-	-	4,617
Interest Payable	-	26	-
Other Current Liabilities	-	-	5,374
Total current liabilities	8,044	15,470	708,295
Total Long-Term Debt	-	-	-
Deferred Taxes	-	-	1,133
Other NonCurrent Liabilities	-	1,803	816
Liabilities Subject to Compromise	-	-	-
Total liabilities	8,044	17,273	710,244

Shareholders’ equity
Shareholders’ Equity	-	-	-
Ordinary Shares-par Val $ 10 per sh	5,000	-	-
Capital in Excess of par value	-	829,425	293,022
Retained Earnings	16,408	9,262	(60,080)
Accumulated Other Comprehensive Loss	-	-	(222)
Total shareholders’ equity	21,408	838,687	232,720
Total liabilities and shareholders’ equity	29,452	855,960	942,967

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending March 31, 2016

	16-10397	16-10398	16-10399
	Paragon Offshore (North Sea) Ltd.	Paragon Duchess Ltd.	Paragon (Middle East) Limited
ASSETS
Current assets
Total Cash and Cash Equivalents	-	-	-
Restricted Cash	-	-	-
Accounts Receivable	36,909	(179)	243,390
Prepaid Expenses & Deposits	826	-	24
Taxes Receivable	211	-	-
Total Other Current Assets	-	-	1,294
Total current assets	37,946	(179)	244,708
Long Term Notes - 3rd Party	-	-	-
Investments in Subsidiaries	-	(47,110)	-
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	-	(47,110)	-
Gross PPE	-	2,011	368,852
Accumulated Depreciation	-	(991)	(279,962)
Property and Equipment	-	1,020	88,890
Other Assets	-	79	3,123
Deferred Regulatory Inspection	-	79	1,838
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	-
Long Term Prepaid Mob	-	-	1,285

Total assets	37,945	(46,191)	336,722

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	1,253	7,224	2,055
Payroll and Benefits Related Accruals	1,853	(81)	4,874
Taxes Payable	223	152	427
Interest Payable	-	-	-
Other Current Liabilities	286	-	999
Total current liabilities	3,615	7,295	8,355
Total Long-Term Debt	-	-	-
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	-	983
Liabilities Subject to Compromise	-	-	-
Total liabilities	3,615	7,295	9,338

Shareholders’ equity
Shareholders’ Equity	-	-	-
Ordinary Shares-par Val $ 10 per sh	-	-	-
Capital in Excess of par value	9,565	37,043	68,267
Retained Earnings	24,765	(90,529)	259,117
Accumulated Other Comprehensive Loss	-	-	-
Total shareholders’ equity	34,330	(53,486)	327,384
Total liabilities and shareholders’ equity	37,945	(46,191)	336,722

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending March 31, 2016

	16-10400	16-10401	16-10402
	Paragon Offshore (Luxembourg) S.a r.l.	Paragon Holding NCS 2 S.a r.l.	Paragon Leonard Jones LLC
ASSETS
Current assets
Total Cash and Cash Equivalents	155	-	214
Restricted Cash	-	-	-
Accounts Receivable	274,179	53,024	90,258
Prepaid Expenses & Deposits	2	-	499
Taxes Receivable	14	10	-
Total Other Current Assets	-	34	-
Total current assets	274,350	53,068	90,971
Long Term Notes - 3rd Party	-	-	-
Investments in Subsidiaries	208,494	42,808	35,000
Intercompany Notes Receivable	-	300	5,498
Long Term Notes & Investments	208,494	43,108	40,498
Gross PPE	-	20,462	-
Accumulated Depreciation	-	(17,523)	-
Property and Equipment	-	2,939	-
Other Assets	-	717	-
Deferred Regulatory Inspection	-	717	-
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	-
Long Term Prepaid Mob	-	-	-

Total assets	482,844	99,832	131,469

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	272,645	59,927	59,098
Payroll and Benefits Related Accruals	-	-	293
Taxes Payable	23	40	2,594
Interest Payable	-	1,931	-
Other Current Liabilities	-	-	-
Total current liabilities	272,668	61,898	61,985
Total Long-Term Debt	-	-	-
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	-	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	272,668	61,898	61,985

Shareholders’ equity
Shareholders’ Equity	-	-	-
Ordinary Shares-par Val $ 10 per sh	-	-	-
Capital in Excess of par value	583,633	96,279	136,179
Retained Earnings	(373,457)	(58,345)	(66,695)
Accumulated Other Comprehensive Loss	-	-	-
Total shareholders’ equity	210,176	37,934	69,484
Total liabilities and shareholders’ equity	482,844	99,832	131,469

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending March 31, 2016

	16-10403	16-10404	16-10405
	PGN Offshore Drilling (Malaysia) Sdn. Bhd.	Paragon Offshore (Nederland) B.V.	Paragon Offshore Contracting GmbH
ASSETS
Current assets
Total Cash and Cash Equivalents	372	2,328	8,387
Restricted Cash	-	-	-
Accounts Receivable	4,009	201,859	285,704
Prepaid Expenses & Deposits	59	72	95
Taxes Receivable	6	4,386	-
Total Other Current Assets	-	14,548	95
Total current assets	4,446	223,193	294,281
Long Term Notes - 3rd Party	-	-	-
Investments in Subsidiaries	-	-	30,000
Intercompany Notes Receivable	32,962	7,959	30,949
Long Term Notes & Investments	32,962	7,959	60,949
Gross PPE	-	1	8,583
Accumulated Depreciation	-	(1)	(963)
Property and Equipment	-	-	7,620
Other Assets	-	902	-
Deferred Regulatory Inspection	-	-	-
Deferred Pension Costs	-	902	-
Other Long Term Assets	-	-	-
Long Term Prepaid Mob	-	-	-

Total assets	37,408	232,056	362,850

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	66,037	42,108	112,253
Payroll and Benefits Related Accruals	392	1,303	1,165
Taxes Payable	198	(53)	3,501
Interest Payable	-	-	6,823
Other Current Liabilities	25	5,736	-
Total current liabilities	66,652	49,094	123,742
Total Long-Term Debt	-	-	158,059
Deferred Taxes	-	240	-
Other NonCurrent Liabilities	3,037	7	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	69,689	49,341	281,801

Shareholders’ equity
Shareholders’ Equity	-	-	-
Ordinary Shares-par Val $ 10 per sh	-	-	14
Capital in Excess of par value	(47,620)	12,794	60,000
Retained Earnings	15,339	169,213	20,951
Accumulated Other Comprehensive Loss	-	709	84
Total shareholders’ equity	(32,281)	182,716	81,049
Total liabilities and shareholders’ equity	37,408	232,056	362,850

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending March 31, 2016

	16-10406	16-10407	16-10408
	Paragon Offshore (Labuan) Pte. Ltd.	Paragon Holding SCS 2 Ltd.	Paragon Asset Company Ltd.
ASSETS
Current assets
Total Cash and Cash Equivalents	1,040	-	-
Restricted Cash	-	-	-
Accounts Receivable	-	-	648,123
Prepaid Expenses & Deposits	12	-	-
Taxes Receivable	-	-	-
Total Other Current Assets	-	1,931	-
Total current assets	1,052	1,931	648,123
Long Term Notes - 3rd Party	-	-	-
Investments in Subsidiaries	-	2,472,887	65,504
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	-	2,472,887	65,504
Gross PPE	-	-	1,001,804
Accumulated Depreciation	-	-	(736,634)
Property and Equipment	-	-	265,170
Other Assets	-	-	12,533
Deferred Regulatory Inspection	-	-	1,972
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	10,561
Long Term Prepaid Mob	-	-	-

Total assets	1,051	2,474,818	991,332

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	186,107	-
Accounts Payable	225	78,289	286,260
Payroll and Benefits Related Accruals	-	-	(96)
Taxes Payable	-	2,469	-
Interest Payable	-	348	34
Other Current Liabilities	-	-	(231)
Total current liabilities	225	267,213	285,967
Total Long-Term Debt	-	-	300
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	12,894	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	225	280,107	286,267

Shareholders’ equity
Shareholders’ Equity	-	-	-
Ordinary Shares-par Val $ 10 per sh	-	-	-
Capital in Excess of par value	510	3,828,627	286,174
Retained Earnings	316	(1,633,916)	418,892
Accumulated Other Comprehensive Loss	-	-	-
Total shareholders’ equity	826	2,194,711	705,066
Total liabilities and shareholders’ equity	1,051	2,474,818	991,332

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending March 31, 2016

	16-10409	16-10410
	Paragon Holding SCS 1 Ltd.	Paragon Offshore Leasing (Luxembourg) S.a r.l.
ASSETS
Current assets
Total Cash and Cash Equivalents	-	63
Restricted Cash	-	-
Accounts Receivable	120,925	99,916
Prepaid Expenses & Deposits	-	-
Taxes Receivable	-	31
Total Other Current Assets	110,998	-
Total current assets	231,923	100,010
Long Term Notes - 3rd Party	-	-
Investments in Subsidiaries	1,230,952	(72,168)
Intercompany Notes Receivable	-	-
Long Term Notes & Investments	1,230,952	(72,168)
Gross PPE	-	124,101
Accumulated Depreciation	-	(95,377)
Property and Equipment	-	28,724
Other Assets	-	2,779
Deferred Regulatory Inspection	-	2,779
Deferred Pension Costs	-	-
Other Long Term Assets	-	-
Long Term Prepaid Mob	-	-

Total assets	1,462,875	59,345

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-
Accounts Payable	-	15,152
Payroll and Benefits Related Accruals	-	-
Taxes Payable	-	(101)
Interest Payable	-	71,849
Other Current Liabilities	-	-
Total current liabilities	-	86,900
Total Long-Term Debt	-	-
Deferred Taxes	-	-
Other NonCurrent Liabilities	-	-
Liabilities Subject to Compromise	-	-
Total liabilities	-	86,900

Shareholders’ equity
Shareholders’ Equity	-	-
Ordinary Shares-par Val $ 10 per sh	-	-
Capital in Excess of par value	1,389,831	1,519,680
Retained Earnings	73,044	(1,547,235)
Accumulated Other Comprehensive Loss	-	-
Total shareholders’ equity	1,462,875	(27,555)
Total liabilities and shareholders’ equity	1,462,875	59,345

MOR-4

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	March 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Status of Post-Petition Taxes (See Notes to the MOR)
(000’s)

Paragon Offshore PLC and its related debtor legal entities	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Ending Tax Liability

Corporate Income Tax	$8,248	$(1,111)	$(1,043)	$6,094
Payroll Tax	8,871	2,024	(1,717)	9,178
Withholding Tax	(15,030)	1,241	(464)	(14,253)
Property Tax	-	16	(16)	-
VAT Tax	(5,293)	(737)	(559)	(6,589)
Other Tax	2,834	452	(823)	2,463
Total Taxes	$(370)	$1,885	$(4,622)	$(3,107)

Summary of Unpaid Post-Petition Debts (See Notes to the MOR)
(000’s)

Debtor	Case Number	Current	0-30	31-60	Over 61	Total

Accounts Payable
Paragon Offshore Drilling LLC	16-10385	$80	$114	$117	$-	$311
Paragon Offshore plc	16-10386	$312	$-	$-	$-	$312
Paragon Drilling Services 7 LLC	16-10387	$-	$-	$-	$-	$-
Paragon Offshore Finance Company	16-10388	$3,066	$-	$-	$-	$3,066
Paragon Offshore Leasing (Switzerland) GmbH	16-10389	$3	$5	$-	$(51)	$(42)
Paragon Offshore do Brasil Ltda.	16-10390	$83	$114	$10	$-	$208
Paragon International Finance Company	16-10391	$12	$8	$7	$-	$27
Paragon Asset (ME) Ltd.	16-10392	$2	$1	$-	$-	$3
Paragon Offshore Holdings US Inc.	16-10393	$-	$-	$-	$-	$-
Paragon Asset (UK) Ltd.	16-10394	$455	$146	$40	$30	$671
Paragon FDR Holding Ltd.	16-10395	$-	$-	$-	$-	$-
Paragon Offshore International Ltd.	16-10396	$875	$822	$23	$(1)	$1,719
Paragon Offshore (North Sea) Ltd.	16-10397	$574	$412	$0	$-	$986
Paragon Duchess Ltd.	16-10398	$0	$13	$-	$3	$16
Paragon (Middle East) Limited	16-10399	$405	$313	$(49)	$-	$669
Paragon Offshore (Luxembourg) S.a r.l.	16-10400	$-	$-	$-	$-	$-
Paragon Holding NCS 2 S.a r.l.	16-10401	$-	$-	$-	$(20)	$(20)
Paragon Leonard Jones LLC	16-10402	$272	$83	$-	$-	$355
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	$48	$4	$-	$-	$52
Paragon Offshore (Nederland) B.V.	16-10404	$379	$643	$45	$(2)	$1,065
Paragon Offshore Contracting GmbH	16-10405	$85	$49	$1	$(20)	$115
Paragon Offshore (Labuan) Pte. Ltd.	16-10406	$-	$-	$-	$-	$-
Paragon Holding SCS 2 Ltd.	16-10407	$-	$-	$-	$-	$-
Paragon Asset Company Ltd.	16-10408	$222	$748	$1	$-	$970
Paragon Holding SCS 1 Ltd.	16-10409	$-	$-	$-	$-	$-
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	$0	$15	$1	$(30)	$(14)

Total Accounts Payable		$6,875	$3,488	$196	$(91)	$10,469

MOR-5 (March Data)

In re Paragon Offshore PLC, et al.

Case No. 16-10386 (CSS)
Reporting Period:	March 1 - 31, 2016
Federal Tax I.D. #	98-1146017

		Accounts Receivable Reconciliation and Aging (See Notes to the MOR)
		(‘000s)

		Billed Accounts Receivable				Unbilled Accounts Receivable
Debtor	Case Number	0-60	60-90	>90	Total Billed Accounts Receivable	0-60	60-90	>90	Total Unbilled Accounts Receivable	Total Accounts Receivable (Gross)	Allowance for Doubtful Accounts	Total Accounts Receivable (Net)

Trade Receivables
Paragon Offshore Drilling LLC	16-10385	$-	$-	$25,899	$25,899	$(3,605)	$-	$-	$(3,605)	$22,294	$(12,119)	$10,176
Paragon Offshore plc	16-10386	-	-	-	-	-	-	-	-	-	-	-
Paragon Drilling Services 7 LLC	16-10387	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Finance Company	16-10388	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Leasing (Switzerland) GmbH	16-10389	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore do Brasil Ltda.	16-10390	-	482	-	482	10,325	5,841	7,772	23,938	24,420	-	24,420
Paragon International Finance Company	16-10391	-	-	-	-	-	-	-	-	-	-	-
Paragon Asset (ME) Ltd.	16-10392	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Holdings US Inc.	16-10393	-	-	-	-	-	-	-	-	-	-	-
Paragon Asset (UK) Ltd.	16-10394	12,222	-	-	12,222	8,402	10	14	8,426	20,649	-	20,649
Paragon FDR Holding Ltd.	16-10395	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore International Ltd.	16-10396	21,588	37	11,517	33,141	15,159	144	5,041	20,344	53,485	(7,283)	46,202
Paragon Offshore (North Sea) Ltd.	16-10397	15,560	36	185	15,780	12,025	42	-	12,067	27,847	-	27,847
Paragon Duchess Ltd.	16-10398	117	-	3,495	3,612	-	-	(6)	(6)	3,606	(3,888)	(282)
Paragon (Middle East) Limited	16-10399	9,519	868	-	10,387	6,949	0	356	7,305	17,692	-	17,692
Paragon Offshore (Luxembourg) S.a r.l.	16-10400	-	-	-	-	-	-	-	-	-	-	-
Paragon Holding NCS 2 S.a r.l.	16-10401	-	-	-	-	-	-	-	-	-	-	-
Paragon Leonard Jones LLC	16-10402	4,953	-	2,517	7,470	5,374	3,472	11,945	20,791	28,261	-	28,261
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore (Nederland) B.V.	16-10404	-	-	-	-	22,746	-	-	22,746	22,746	-	22,746
Paragon Offshore Contracting GmbH	16-10405	3,337	-	115	3,452	-	-	31,314	31,314	34,766	(20,304)	14,462
Paragon Offshore (Labuan) Pte. Ltd.	16-10406	-	-	-	-	-	-	-	-	-	-	-
Paragon Holding SCS 2 Ltd.	16-10407	-	-	-	-	-	-	-	-	-	-	-
Paragon Asset Company Ltd.	16-10408	-	-	-	-	-	-	-	-	-	-	-
Paragon Holding SCS 1 Ltd.	16-10409	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	-	-	-	-	-	-	-	-	-	-	-

Total Trade Receivables		$67,296	$1,422	$43,728	$112,446	$77,375	$9,509	$56,436	$143,320	$255,766	$(43,594)	$212,172

MOR-5 (February Data)

In re Paragon Offshore PLC, et al.

Case No. 16-10386 (CSS)
Reporting Period:	February 14 -29, 2016
Federal Tax I.D. #	98-1146017

		Accounts Receivable Reconciliation and Aging (See Notes to the MOR)
		(‘000s)

		Billed Accounts Receivable				Unbilled Accounts Receivable
Debtor	Case Number	0-60	60-90	>90	Total Billed Accounts Receivable	0-60	60-90	>90	Total Unbilled Accounts Receivable	Total Accounts Receivable (Gross)	Allowance for Doubtful Accounts	Total Accounts Receivable (Net)

Trade Receivables
Paragon Offshore Drilling LLC	16-10385	$-	$-	$21,793	$21,793	$4	$-	$-	$4	$21,797	$(12,119)	$9,678
Paragon Offshore plc	16-10386	-	-	-	-	-	-	-	-	-	-	-
Paragon Drilling Services 7 LLC	16-10387	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Finance Company	16-10388	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Leasing (Switzerland) GmbH	16-10389	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore do Brasil Ltda.	16-10390	1	437	-	438	11,909	10,392	5,309	27,610	28,048	-	28,048
Paragon International Finance Company	16-10391	-	-	-	-	-	-	-	-	-	-	-
Paragon Asset (ME) Ltd.	16-10392	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Holdings US Inc.	16-10393	-	-	-	-	-	-	-	-	-	-	-
Paragon Asset (UK) Ltd.	16-10394	9,244	-	-	9,244	11,526	-	15	11,541	20,785	-	20,785
Paragon FDR Holding Ltd.	16-10395	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore International Ltd.	16-10396	22,538	22	11,759	34,320	9,743	7	4,585	14,335	48,655	(7,283)	41,372
Paragon Offshore (North Sea) Ltd.	16-10397	18,081	-	185	18,266	15,400	23	74	15,497	33,763	-	33,763
Paragon Duchess Ltd.	16-10398	117	-	3,495	3,612	-	-	(6)	(6)	3,606	(3,888)	(282)
Paragon (Middle East) Limited	16-10399	11,407	3,415	-	14,821	6,624	-	339	6,962	21,783	(119)	21,664
Paragon Offshore (Luxembourg) S.a r.l.	16-10400	-	-	-	-	-	-	-	-	-	-	-
Paragon Holding NCS 2 S.a r.l.	16-10401	-	-	-	-	-	-	-	-	-	-	-
Paragon Leonard Jones LLC	16-10402	10,206	2,517	-	12,723	6,551	2,170	10,974	19,695	32,418	-	32,418
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore (Nederland) B.V.	16-10404	6	-	-	6	22,130	-	6	22,136	22,142	-	22,142
Paragon Offshore Contracting GmbH	16-10405	16,311	-	115	16,426	(33)	-	38,364	38,331	54,757	(20,393)	34,364
Paragon Offshore (Labuan) Pte. Ltd.	16-10406	-	-	-	-	-	-	-	-	-	-	-
Paragon Holding SCS 2 Ltd.	16-10407	-	-	-	-	-	-	-	-	-	-	-
Paragon Asset Company Ltd.	16-10408	-	-	-	-	-	-	-	-	-	-	-
Paragon Holding SCS 1 Ltd.	16-10409	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	-	-	-	-	-	-	-	-	-	-	-

Total Trade Receivables		$87,911	$6,391	$37,348	$131,649	$83,854	$12,592	$59,659	$156,105	$287,754	$(43,802)	$243,952

MOR-5 CONT

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	March 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Debtor Questionnaire (See Notes to the MOR)

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business during this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	X
3. Have all post petition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X